SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported) : September 18, 1996


                          SIMON DeBARTOLO GROUP, INC.
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)



       Maryland                     1-12618                35-1901999
- ----------------------------       -----------         ------------------
(State or other jurisdiction      (Commission           (IRS Employer
   of incorporation)              File Number)       Identification No.)



          115 WEST WASHINGTON STREET
            INDIANAPOLIS, INDIANA                           46204
   ----------------------------------------               ----------
   (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code:  317.636.1600


                                Not Applicable
         (Former name or former address, if changed since last report)

Item 5.  Other Events


On August 9, 1996, Simon Property Group, Inc. (NYSE:SPG) and DeBartolo Realty Corporation (NYSE:EJD) completed a merger of the two companies. Under the terms of the merger, DeBartolo shareholders received 0.68 share of Simon common stock for each share of DeBartolo common stock owned. Stock of the combined, renamed company, Simon DeBartolo Group, Inc. started trading on the New York Stock Exchange on August 12, 1996, under the existing SPG ticker symbol.

On September 18, 1996, Simon DeBartolo Group, Inc., made available additional debt and operational information for the Registrant, Simon DeBartolo Group, L.P., Simon Property Group, L.P. and properties owned or managed. Also provided was certain post-merger ownership information. This information was filed in the form of a Supplemental Information package, a copy of which is included as an exhibit to this filing. The Supplemental Information package is available upon request as specified therein.




Item 7.  Financial Statements and Exhibits

     Financial Statements:

          None


     Exhibits:

                                                        Page Number in
Exhibit No.         Description                         This Filing
- ------------        ----------------                    ---------------
 99                 Supplemental Information                4
                    as of June 30, 1996

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


     Dated:  September 18, 1996




                         SIMON DeBARTOLO GROUP, INC.


                              By: \s\ James M. Barkley
                              ------------------------
                                 James M. Barkley,
                                 Secretary/General Counsel

                             SIMON DeBARTOLO GROUP
                           SUPPLEMENTAL INFORMATION
                               Table of Contents




         Information                               Page
 ------------------------                         ------

 Overview                                            5

 Ownership Structure                                 6

 Property Listing                                   7-15

 Portfolio GLA, Occupancy & Rent Data              16-18

 Rent Information                                  19-21

 Total Tenant Sales Volume                           22

 Lease Expirations                                 23-28

 Scheduled Debt Amortization and Maturities        29-31

 Summary of Mortgage Indebtedness by Maturity      32-37

 Summary of Variable Rate Debt & Interest Rate
  Protection Agreements                            38-39

 New Development Activities                        40-41

 Renovation/Expansion Activities                     42

 Capital Expenditures                                43

 Gains on Sales of Peripheral Land                   44

                             SIMON DeBARTOLO GROUP
                                   Overview






The Company


     Simon DeBartolo Group, Inc. (the "Company") (NYSE:SPG) was created as a result of the merger on August 9, 1996 of Simon Property Group, Inc. ("SPG") and DeBartolo Realty Corporation ("DRC"). Under the terms of the merger, DRC shareholders received 0.68 share of SPG common stock for each share of DRC common stock owned.

Through its majority owned subsidiaries, Simon DeBartolo Group, L.P. and Simon Property Group, L.P. (the "Operating Partnerships"), the Company owns or has an interest in 183 properties which consist of existing regional malls, community shopping centers and specialty and mixed-use properties containing an aggregate of 111 million square feet of gross leasable area in 33 states. The Company, together with its affiliated management company, manages approximately 127 million square feet of gross leasable area in retail and mixed-use properties.

This package was prepared to provide (1)  ownership information post-merger and
(2) certain operational and debt information for the portfolios of SPG and DRC as of June 30, 1996, both individually and on a pro forma combined basis.

We hope you find this Supplemental Package beneficial. Any questions, comments or suggestions should be directed to: Shelly J. Doran, Director of Investor Relations-Simon DeBartolo Group, P.O. Box 7033, Indianapolis, IN 46207 (317) 685-7330.

SIMON DeBARTOLO GROUP
ECONOMIC OWNERSHIP STRUCTURE
As of August 9, 1996



SIMON DeBARTOLO GROUP, L.P. and SIMON PROPERTY GROUP, L.P. (the "Operating Partnerships")

Total Common Shares and Units Outstanding = 156,875,851 (1)

  Operational Assets:
     112 Regional Malls
     65 Community Shopping Centers
     6 Specialty and Mixed-Use Properties

  Partners:                                              %
     Simon DeBartolo Group, Inc.
       Public Shareholders                           59.2%
       Simon Family                                   2.1%
       DeBartolo Family                               0.0%
       Executive Management                           0.1%
                                                     -----
                                                     61.4%
                                                     -----

     Limited Partners
       Simon Family                                  21.7%
       DeBartolo Family                              14.2%
       Other Limited Partners                         2.6%
       Executive Management                           0.1%
                                                     -----
                                                     38.6%
                                                     -----
                                                    100.0%

Simon DeBartolo Group, Inc. (the "Company")(3)
  61.4% General Partner of Operating Partnerships

  Common Shareholders                       Shares(2)       %

  Public Shareholders                     92,888,541    96.3%
  Simon Family                             3,315,101     3.5%
  DeBartolo Family                            32,585     0.0%
  Executive Management                       201,963     0.2%
                                          ----------   ------
                                          96,438,190   100.0%
                                                 (4)

Limited Partners ("Limited Partners")
  38.6% Limited Partners of Operating Partnerships

  Unitholders                                  Units        %

  Simon Family                            34,101,932    56.4%
  DeBartolo Family                        22,207,888    36.7%
  Executive Management                       153,498     0.2%
  Other Limited Partners                   4,038,322     6.7%
                                          ----------   ------
                                          60,501,640   100.0%


(1) Excludes 4 million shares of preferred stock issued on October 27, 1995.
(2) Comprised of 93,234,190 registered shares and 3,204,000 unregistered shares
    - Simon Family 3,200,000 Class B common and DeBartolo Family 4,000 Class C common.
(3) General partner of Simon DeBartolo Group, L.P. and Simon Property Group,L.P.
(4) Number of shares outstanding differs from the number of units units attributed to Simon DeBartolo Group, Inc. by approximately 65,000 due to the existence of certain assets of SD Property Group, Inc.



         7-15

                             SIMON DeBARTOLO GROUP
                          Pro Forma Property Listing
                              As of June 30, 1996




                        Partnerships'  Year Built
     Name/               Percentage        or
     Location           Interest (1)    Acquired      TOTAL GLA

REGIONAL MALLS

   1. Alton Square           100.0      Acquired        545,656
      Alton, IL                           1993
   2. Amigoland Mall         100.0     Built 1974       560,352
      Brownsville, TX
   3. Anderson Mall          100.0     Built 1972       636,505
      Anderson, SC
   4. Aventura Mall           33.3     Built 1983       976,574
      Miami, FL (2)
   5. Avenues, The            25.0     Built 1990     1,113,036
      Jacksonville, FL
   6. Barton Creek Square    100.0     Built 1981     1,380,814
      Austin, TX
   7. Battlefield Mall       100.0     Built 1970     1,127,051
      Springfield, MO
   8. Bay Park Square        100.0     Built 1980       602,780
      Green Bay, Wisconsin
   9. Bergen Mall            100.0      Acquired        953,498
      Paramus, NJ                         1987
  10. Biltmore Square         66.7     Built 1989       494,283
      Asheville, NC            (3)
  11. Boynton Beach Mall     100.0     Built 1985     1,065,746
      Boynton Beach, FL
  12. Broadway Square        100.0      Acquired        571,704
      Tyler, TX                           1994
  13. Brunswick Square       100.0     Built 1973       735,171
      East Brunswick, NJ
  14. Castleton Square       100.0     Built 1972     1,351,716
      Indianapolis, IN
  15. Century III Mall        50.0     Built 1979     1,289,750
      Pittsburgh, PA
  16. Century Consumer       100.0      Acquired        398,665
      Mall                                1982
      Merrillville, IN
  17. Charles Towne          100.0     Built 1976       463,303
      Square
      Charleston, SC
  18. Chautauqua Mall        100.0     Built 1971       425,644
      Lakewood, NY
  19. Cheltenham Square      100.0     Built 1981       638,507
      Philadelphia, PA
  20. Chesapeake Square       75.0     Built 1989       704,983
      Chesapeake, VA           (3)
  21. Cielo Vista Mall       100.0     Built 1974     1,194,474
      El Paso, TX
  22. Circle Centre           14.7     Built 1995       797,846
      Indianapolis, IN
  23. College Mall           100.0     Built 1965       697,179
      Bloomington, IN
  24. Columbia Center        100.0      Acquired        690,503
      Kennewick, WA                       1987
  25. Coral Square            50.0     Built 1984       939,414
      Coral Springs, FL
  26. Crossroads Mall        100.0      Acquired        872,859
      Omaha, NE                           1994
  27. Crystal River Mall     100.0     Built 1990       425,091
      Crystal River, FL
  28. Desoto Square          100.0     Built 1973       701,611
      Bradenton, FL
  29. East Towne Mall        100.0     Built 1984       977,227
      Knoxville, TN
  30. Eastern Hills Mall     100.0     Built 1971       990,851
      Buffalo, NY
  31. Eastgate Consumer      100.0      Acquired        462,968
      Mall                                1981
      Indianapolis, IN
  32. Eastland Mall          100.0     Built 1986       703,942
      Tulsa, OK
  33. Florida Mall, The       50.0     Built 1986     1,119,884
      Orlando, FL
  34. Forest Mall            100.0     Built 1973       486,224
      Fond Du Lac, WI
  35. Forest Village Park    100.0     Built 1980       417,206
      Mall
      Forestville, MD
  36. Fremont Mall           100.0     Built 1966       208,367
      Fremont, NE
  37. Glen Burnie Mall       100.0     Built 1963       450,178
      Glen Burnie, MD
  38. Golden Ring Mall       100.0     Built 1974       719,437
      Baltimore, MD
  39. Great Lakes Mall       100.0     Built 1961     1,293,096
      Cleveland, OH
  40. Greenwood Park Mall    100.0      Acquired      1,274,150
      Greenwood, IN                       1979
  41. Gulf View Square       100.0     Built 1980       811,426
      Port Richey, FL
  42. Heritage Park Mall     100.0     Built 1978       636,889
      Midwest City, OK
  43. Hutchinson Mall        100.0     Built 1985       525,942
      Hutchinson, KS
  44. Independence Center    100.0      Acquired      1,033,566
      Independence, MO                    1994
  45. Ingram Park Mall       100.0     Built 1979     1,134,426
      San Antonio, TX
  46. Irving Mall            100.0     Built 1971     1,127,213
      Irving, TX
  47. Jefferson Valley       100.0     Built 1983       589,600
      Mall
      Yorktown Heights, NY
  48. La Plaza               100.0     Built 1976       841,573
      McAllen, TX
  49. Lafayette Square       100.0     Built 1968     1,244,957
      Indianapolis, IN
  50. Lakeland Square         49.9     Built 1988       901,818
      Lakeland, FL
  51. Lakeline Mall           50.0     Built 1995     1,102,946
      N. Austin, TX
  52. Lima Mall              100.0     Built 1965       753,314
      Lima, OH
  53. Lincolnwood Town       100.0     Built 1990       441,169
      Center
      Lincolnwood, IL
  54. Longview Mall          100.0     Built 1978       617,002
      Longview, TX
  55. Machesney Park Mall    100.0     Built 1979       555,882
      Rockford, IL
  56. Mall of the             65.0     Built 1991       779,014
      Mainland                (3)
      Galveston, TX
  57. Markland Mall          100.0     Built 1968       391,231
      Kokomo, IN
  58. McCain Mall            100.0     Built 1973       775,378
      N. Little Rock, AR
  59. Melbourne Square       100.0     Built 1982       733,842
      Melbourne, FL
  60. Memorial Mall          100.0     Built 1969       416,273
      Sheboygan, WI
  61. Miami International     60.0     Built 1982       972,281
      Mall
      Miami, FL
  62. Midland Park Mall      100.0     Built 1980       619,396
      Midland, TX
  63. Miller Hill Mall       100.0     Built 1973       806,667
      Duluth, MN
  64. Mission Viejo Mall     100.0     Built 1979       815,466
      Mission Viejo, CA
  65. Mounds Mall            100.0     Built 1965       409,437
      Anderson, IN
  66. Muncie Mall            100.0     Built 1970       499,683
      Muncie, IN
  67. North East Mall         50.0     Built 1971     1,140,403
      Hurst, TX               (4)
  68. North Towne Square     100.0     Built 1980       750,886
      Toledo, OH
  69. Northfield Square       31.6     Built 1990       533,002
      Bradley, IL             (3)
  70. Northgate Mall         100.0      Acquired      1,049,978
      Seattle, WA                         1987
  71. Northwoods Mall        100.0      Acquired        666,778
      Peoria, IL                          1983
  72. Orange Park Mall       100.0      Acquired        848,549
      Jacksonville, FL                    1994
  73. Paddock Mall           100.0     Built 1980       568,082
      Ocala, FL
  74. Palm Beach Mall         50.0     Built 1967     1,200,636
      West Palm Beach, FL
  75. Port Charlotte Town     80.0     Built 1989       720,988
      Center                   (3)
      Port Charlotte, FL
  76. Prien Lake Mall        100.0     Built 1972       467,520
      Lake Charles, LA
  77. Raleigh Springs        100.0     Built 1971       885,741
      Mall
      Memphis, TN
  78. Randall Park Mall      100.0     Built 1976     1,531,484
      Cleveland, OH
  79. Richardson Square      100.0     Built 1977       864,404
      Dallas, TX
  80. Richmond Mall          100.0     Built 1966       873,227
      Cleveland, OH
  81. Richmond Square        100.0     Built 1966       310,975
      Richmond, IN
  82. Rolling Oaks Mall       49.9     Built 1988       758,834
      North San Antonio,
      TX
  83. Ross Park Mall          89.0     Built 1986     1,273,446
      Pittsburgh, PA          (3)
  84. Seminole Towne          45.0     Built 1995     1,132,378
      Center
      Sanford, FL
  85. Smith Haven Mall        25.0      Acquired      1,354,631
      Lake Grove, NY                      1995
  86. South Park Mall        100.0     Built 1975       856,685
      Shreveport, LA
  87. Southern Park Mall     100.0     Built 1970     1,168,972
      Youngstown, OH
  88. Southgate Mall         100.0      Acquired        321,177
      Yuma, AZ                            1988
  89. Southtown Mall         100.0     Built 1969       858,196
      Ft. Wayne, IN
  90. St. Charles Towne      100.0     Built 1990       962,060
      Center
      Waldorf, MD
  91. Summit Mall            100.0     Built 1965       724,578
      Akron, OH
  92. Sunland Park Mall      100.0     Built 1988       921,357
      El Paso, TX
  93. Tacoma Mall            100.0      Acquired      1,255,278
      Tacoma, WA                          1987
  94. Tippecanoe Mall        100.0     Built 1973       867,892
      Lafayette, IN
  95. Towne East Square      100.0     Built 1975     1,151,920
      Wichita, KS
  96. Towne West Square      100.0     Built 1980       942,158
      Wichita, KS
  97. Treasure Coast         100.0     Built 1987       884,630
      Square
      Stuart, FL
  98. Tyrone Square          100.0     Built 1972     1,092,449
      St. Petersburg, FL
  99. University Mall        100.0     Built 1967       565,876
      Little Rock, AR
 100. University Mall        100.0      Acquired        711,992
      Pensacola, FL                       1994
 101. University Park         60.0     Built 1979       872,234
      Mall
      South Bend, IN
 102. Upper Valley Mall      100.0     Built 1971       750,665
      Springfield, OH
 103. Valle Vista Mall       100.0     Built 1983       647,117
      Harlingen, TX
 104. Virginia Center         70.0     Built 1991       788,892
      Commons                 (3)
      Richmond, VA (2)
 105. Washington Square      100.0     Built 1974     1,178,409
      Indianapolis, IN
 106. West Ridge Mall        100.0     Built 1988     1,041,611
      Topeka, KS (5)
 107. West Town Mall           2.0      Acquired      1,261,902
      Knoxville, TN                       1991
 108. White Oaks Mall         77.0     Built 1977       903,578
      Springfield, IL
 109. Wichita Mall           100.0     Built 1969       379,461
      Wichita, KS
 110. Windsor Park Mall      100.0     Built 1976     1,089,537
      San Antonio, TX
 111. Woodville Mall         100.0     Built 1969       795,027
      Toledo, OH

SPECIALTY RETAIL CENTERS

   1. Forum Shops at          60.0     Built 1992       242,031
      Caesars, The
      Las Vegas, NV
   2. Trolley Square          90.0    Acquired 1986     225,612
      Salt Lake City, UT                                    (6)

MIXED-USE PROPERTIES

   1. Fashion Centre at       21.0     Built 1989       987,942
      Pentagon City, The                                    (7)
      Arlington, VA
   2. New Orleans            100.0     Built 1988     1,025,634
      Centre/CNG Tower                                      (8)
      New Orleans, LA
   3. O'Hare                 100.0     Built 1988       502,012
      International                                         (9)
      Center
      Rosemont, IL
   4. Riverway               100.0      Acquired        821,332
      Rosemont, IL                        1991             (10)
COMMUNITY SHOPPING CENTERS

   1. Aurora Plaza           100.0     Built 1965       148,666
      Aurora, CO
   2. Bloomingdale Court     100.0     Built 1987       598,570
      Bloomingdale, IL
   3. Boardman Plaza         100.0     Built 1951       649,817
      Youngstown, OH
   4. Bridgeview Court       100.0     Built 1988       280,299
      Bridgeview, IL
   5. Brightwood Plaza       100.0     Built 1965        41,893
      Indianapolis, IN
   6. Bristol Plaza          100.0     Built 1965       116,754
      Bristol, VA
   7. Buffalo Grove Towne     92.5     Built 1988       134,131
      Center
      Buffalo Grove, IL
   8. Celina Plaza           100.0     Built 1978        32,622
      El Paso, TX
   9. Chesapeake Center      100.0     Built 1989       299,604
      Chesapeake, VA
  10. Cobblestone Court       35.0     Built 1993       261,211
      Victor, NY
  11. Cohoes Commons         100.0     Built 1984       262,964
      Rochester, NY
  12. Cook's Discount        100.0     Built 1969        60,396
      Ardmore, OK (11)
  13. Countryside Plaza      100.0     Built 1977       435,441
      Countryside, IL
  14. Crystal Court           35.0     Built 1989       284,741
      Crystal Lake, IL
  15. East Towne Commons     100.0     Built 1987       180,355
      Knoxville, TN
  16. Eastland Plaza         100.0     Built 1986       190,261
      Tulsa, OK
  17. Fairfax Court           26.3     Built 1992       249,285
      Fairfax, VA
  18. Forest Plaza           100.0     Built 1985       421,516
      Rockford, IL
  19. Fox River Plaza        100.0     Built 1985       324,786
      Elgin, IL
  20. Gaitway Plaza           23.3     Built 1989       230,052
      Ocala, FL
  21. Great Lakes Plaza      100.0     Built 1977       162,873
      Cleveland, OH
  22. Great Northeast         50.0      Acquired        298,242
      Plaza                                1989
      Philadelphia, PA
  23. Greenwood Plus         100.0     Built 1979       145,116
      Greenwood, IN
  24. Griffith Park Plaza    100.0     Built 1979       274,230
      Griffith, IN
  25. Grove at Lakeland      100.0     Built 1988       215,463
      Square, The
      Lakeland, FL
  26. Hammond Square         100.0     Built 1974        87,705
      Sandy Springs, GA
  27. Highland Lakes         100.0     Built 1991       477,452
      Center
      Orlando, FL
  28. Ingram Plaza           100.0     Built 1980       111,518
      San Antonio, TX
  29. Lake Plaza             100.0     Built 1986       218,208
      Waukegan, IL
  30. Lake View Plaza        100.0     Built 1986       388,126
      Orland Park, IL
  31. Lima Center            100.0     Built 1976       201,154
      Lima, OH
  32. Lincoln Crossing       100.0     Built 1990       161,337
      O'Fallon, IL
  33. Mainland Crossing       80.0     Built 1991       390,986
      Galveston, TX            (3)
  34. Maplewood Square       100.0     Built 1970       129,190
      Omaha, NE
  35. Markland Plaza         100.0     Built 1974       108,296
      Kokomo, IN
  36. Martinsville Plaza     100.0     Built 1967       102,162
      Martinsville, VA
  37. Marwood Plaza          100.0     Built 1962       105,066
      Indianapolis, IN
  38. Matteson Plaza         100.0     Built 1988       275,455
      Matteson, IL
  39. Memorial Plaza         100.0     Built 1966       129,202
      Sheboygan, WI
  40. Mounds Mall Cinema     100.0     Built 1974         7,500
      Anderson, IN
  41. New Castle Plaza       100.0     Built 1966        91,648
      New Castle, IN
  42. North Ridge Plaza      100.0     Built 1985       323,672
      Joliet, IL
  43. North Riverside        100.0     Built 1977       119,608
      Park Plaza
      North Riverside, IL
  44. Northland Plaza        100.0     Built 1988       205,635
      Columbus, OH
  45. Northwood Plaza        100.0     Built 1974       211,840
      Fort Wayne, IN
  46. Park Plaza             100.0     Built 1968       114,042
      Hopkinsville, KY
  47. Plaza at Buckland       26.3     Built 1993       336,534
      Hills, The
      East Hartford, CT
  48. Regency Plaza          100.0     Built 1988       277,521
      St. Charles, MO
  49. Ridgewood Court         35.0     Built 1993       240,843
      Jackson, MS
  50. Royal Eagle Plaza       35.0     Built 1989       203,140
      Coral Springs, FL
  51. Sooperland             100.0     Built 1966        98,215
      (Arvada Plaza)
      Arvada, CO
  52. St. Charles Towne      100.0     Built 1987       435,162
      Plaza
      Waldorf, MD
  53. Teal Plaza             100.0     Built 1962       110,751
      Lafayette, IN
  54. Terrace at The         100.0     Built 1989       332,980
      Florida Mall
      Orlando, FL
  55. Tippecanoe Plaza       100.0     Built 1974        94,125
      Lafayette, IN
  56. University Center       60.0     Built 1980       150,533
      South Bend, IN
  57. Village Park Plaza      35.0     Built 1990       503,002
      Westfield, IN
  58. Wabash Village         100.0     Built 1970       124,688
      West Lafayette, IN
  59. Washington Plaza        85.0     Built 1978        50,302
      Indianapolis, IN         (3)
  60. West Ridge Plaza       100.0     Built 1988       232,675
      Topeka, KS
  61. West Town Corners       23.3     Built 1989       384,812
      Altamonte Springs,
      FL
  62. Westland Park Plaza     23.3     Built 1989       163,154
      Orange Park, FL
  63. White Oaks Plaza       100.0     Built 1986       389,063
      Springfield, IL
  64. Willow Knolls Court     35.0     Built 1990       364,735
      Peoria, IL
  65. Wood Plaza             100.0     Built 1968        88,595
      Fort Dodge, IA
  66. Yards Plaza, The        35.0     Built 1990       273,292
      Chicago, IL

PROPERTY OPENED SUBSEQUENT TO JUNE 30, 1996

   1. Cottonwood Mall        100.0     Built 1996     1,035,000
      Albuquerque, NM
___________

  (1) The "Operating Partnerships" are Simon DeBartolo Group, L.P. and Simon Property Group, L.P. The Operating Partnerships' interests in some Joint Venture Properties are subject to preferences on distributions in favor of other partners.
  (2) Managed by a third party.
  (3) The Operating Partnerships receive substantially all of the economic benefit of this property as a result of advances made.
  (4) The Operating Partnerships have received an assignment of distributions in respect of the Simons' 50% general partnership interest in this property. In addition, the Simons have granted the Operating Partnerships an option to purchase the Simons' general partnership interest for one dollar, and to purchase the Simons' 30% limited partnership interest if consents to such transfers can be obtained. The purchase price is fair market value. The general and limited partners have the right to put their interests to the Operating Partnerships at the same price as provided under the option. Certain limited partners have filed an action challenging the Operating Partnerships right to receive these interests in the partnership. The Simons have agreed to indemnify the Operating Partnerships against any and all damages and costs relating to such action.
  (5) Includes outlots in which the Operating Partnerships have an 85% interest and which represents less than 3% of the GLA and total annualized base rent for the property.
  (6) Includes approximately 1,500 square feet of office space.
  (7) Includes approximately 167,000 square feet of office space.
  (8) Includes approximately 489,000 square feet of office space.
  (9) Includes approximately 12,800 square feet of retail space.
 (10) Includes approximately 24,300 square feet of retail space.
 (11) This Property was sold subsequent to June 30, 1996.

                             SIMON DeBARTOLO GROUP
                             (SPG & DRC COMBINED)
                Pro Forma Portfolio GLA, Occupancy & Rent Data
                              As of June 30, 1996

                                                              Avg. Annualized
                                                     % Owned   Base Rent Per
                                Total      % of     GLA Which  Leased Sq.Ft.
Type of Property  GLA-Sq. Ft. Owned GLA  Owned GLA  is Leased   of Owned GLA
- ----------------  ----------- ---------- ---------  ---------  --------------
Regional Malls

- -Anchor           59,280,749  20,025,108     30.6%      96.9%        $3.18

- -Mall Store       32,255,514  32,255,514     49.4%      83.2%        20.47
- -Freestanding      1,251,647     599,826      0.9%      93.6%         6.83
     Subtotal     33,507,161  32,855,340     50.3%      83.4%       $20.18


Reg Mall Total    92,787,910  52,880,448     80.9%      88.5%       $13.08

Community Shopping Centers

- -Anchor           10,462,344   6,420,675      9.8%      92.3%        $6.03
- -Mall Store        3,882,220   3,801,130      5.9%      90.3%         9.89
- -Freestanding        768,648     284,809      0.4%     100.0%         7.06

Cmty Ctr Total    15,113,212  10,506,614     16.1%      91.8%        $7.44

Mixed-Use Properties

- -Office Portion    1,943,676   1,943,676      3.0%      93.4%       $19.05


GRAND TOTAL(1)   109,844,798  65,330,738    100.0%      89.2%       $12.31

                               Occupancy History
                                                   Community
          As of            Regional Malls(2)   Shopping Centers(3)
          6/30/96                83.4%                 91.8%
          6/30/95                84.3%                 93.7%

          12/31/95               85.5%                 93.1%
          12/31/94               85.6%                 93.7%
          12/31/93               85.9%                  (4)
          12/31/92               85.9%                  (4)


(1) Excludes Cottonwood Mall which opened 7/96 and Cook's Discount which was sold 8/96.
(2) Includes mall and freestanding stores.
(3) Includes all Owned GLA.
(4) Information not available as community shopping center statistics for the DRC portfolio were not historically calculated.

                              SIMON PROPERTY GROUP
                      Portfolio GLA, Occupancy & Rent Data
                               As of June 30, 1996

                                                                    Avg.Annualzd
                                                         % Owned    Base Rnt Per
                                    Total      % of      GLA Whch   Lsd Sq.Ft.
Type of Property     GLA-Sq. Ft.   Ownd GLA   Ownd GLA   is Leasd   of Ownd GLA

Regional Malls

- -Anchor               30,559,944   9,705,228    26.0%     97.3%           $3.00

- -Mall Store           17,295,319  17,295,319    46.5%     82.8%           20.20
- -Freestanding          1,109,786     458,263     1.2%     95.4%            6.55
     Subtotal         18,405,105  17,753,582    47.7%     83.1%          $19.79


Reg Mall Total        48,965,049  27,458,810    73.7%     88.2%          $13.14

Community
 Shopping Centers

- -Anchor                8,096,208   5,121,065    13.7%     93.3%           $6.07
- -Mall Store            3,021,730   2,940,640     7.9%     90.6%            9.91
- -Freestanding            765,868     284,809     0.8%    100.0%            7.06

Cmty Ctr. Tot.        11,883,806   8,346,514    22.4%     92.6%           $7.44

Mixed-Use
 Properties

- -Office Portion        1,454,916   1,454,916     3.9%     92.3%          $20.34


GRAND TOTAL(1)        62,303,771  37,260,240   100.0%     89.3%          $12.10

                               Occupancy History
                                                   Community
         As of            Regional Malls(2)   Shopping Centers(3)
          6/30/96                83.1%(4)              92.6%
          6/30/95                84.6%                 94.6%

          12/31/95               86.4%                 95.1%
          12/31/94               86.2%                 94.6%
          12/31/93               85.6%                 89.3%
          12/31/92               84.6%                 89.3%

     (1) Excludes Cottonwood Mall which opened 7/96 and Cook's Discount, which was sold 8/96.
     (2) Includes mall and freestanding stores.
     (3) Includes all Owned GLA.
     (4) The Company is actively de-leasing two centers, Charles Towne Square and Southtown Mall, in anticipation of de-malling these properties. The SPG regional mall portfolio occupancy excluding these centers is 84.5%, as compared to the reported 83.1%.

                          DeBARTOLO REALTY CORPORATION
                      Portfolio GLA, Occupancy & Rent Data
                               As of June 30, 1996

                                                                    Avg.Annualzd
                                                         % Owned    Base Rnt Per
                                    Total      % of     GLA Which   Lsd Sq.Ft.
Type of Pprty        GLA-Sq. Ft.  Owned GLA  Owned GLA    is Lsd    of Owned GLA

Regional Malls

- -Anchor             28,720,805   10,319,880     36.8%     96.5%           $3.35

- -Mall Store         14,960,195   14,960,195     53.3%     83.7%          $20.77
- -Freestanding          141,861      141,563       .5%     88.0%            7.80
     Subtotal       15,102,056   15,101,758     53.8%     83.8%          $20.64

Regional Mall
 Total              43,822,861   25,421,638     90.6%     88.9%          $13.02

Community
 Shopping Centers

- -Anchor              2,366,136    1,299,610      4.6%     88.5%           $5.85
- -Mall Store            860,490      860,490      3.1%     89.3%            9.82
- -Freestanding            2,780            0      0.0%       N/A             N/A

Cmty Ctr. Total      3,229,406    2,160,100      7.7%     88.8%           $7.44

Mixed-Use
 Properties

- -Office Portion        488,760      488,760      1.7%     96.7%          $15.37


GRAND TOTAL         47,541,027   28,070,498    100.0%     89.0%          $12.59

                               Occupancy History
                                                   Community
         As of            Regional Malls(1)   Shopping Centers(2)
          6/30/96                83.8 %                88.8%
          6/30/95                84.0%                 91.4%

          12/31/95               84.4%                 87.9%
          12/31/94               85.0%                 91.3%
          12/31/93               86.2%                  (3)
          12/31/92               87.2%                  (3)


     (1)  Includes mall and freestanding stores.
     (2)  Includes all Owned GLA.
     (3) Information not available as community shopping center statistics were not historically calculated.

                             SIMON DeBARTOLO GROUP
                             (SPG & DRC COMBINED)
                          Pro Forma Rent Information
                              As of June 30, 1996




Average Base Rent


             Mall & Freestanding      %        Community         %
As of         Strs @ Regnl Malls    Change   Shopping Cntrs    Change
- --------     -------------------    ------   --------------    ------
6/30/96            $20.18            7.3%         $7.44          3.0%
6/30/95             18.80            -             7.22          -

12/31/95            19.18            4.4           7.28          2.2
12/31/94            18.37            3.8           7.12          N/A
12/31/93            17.70            5.0            N/A          N/A
12/31/92            16.85            N/A            N/A          N/A

                             SIMON PROPERTY GROUP
                               Rent Information
                              As of June 30, 1996


Average Base Rent


             Mall & Freestanding      %        Community         %
As of         Strs @ Regnl Malls    Change   Shopping Cntrs    Change
- --------     -------------------    ------   --------------    ------
6/30/96             $19.79            9.6%        $7.44          3.2%
6/30/95              18.06              -          7.21            -

12/31/95             18.68            7.2          7.27          2.5
12/31/94             17.43            3.1          7.09          3.1
12/31/93             16.91            4.8          6.88          1.5
12/31/92             16.14            7.9          6.78          8.1


Rental Rates

Base Rent (1)

           Store Opnings    Store Clsings        Amount of Change
Year       During Period    During Period      Dollar      Percentage

Regional Malls:

1996 (YTD)      $22.20         $16.81            $5.39        32.1%

1995             21.92          16.54             5.38        32.5
1994             18.67          13.35             5.32        39.9
1993             21.45          15.18             6.27        41.3
1992             20.09          14.21             5.88        41.4

Community Shopping Centers:

1996 (YTD)       $9.52          $7.18            $2.34        32.6%

1995             10.00           8.78             1.22        13.9
1994             10.43          11.33            (0.90)       (7.9)
1993             11.66           9.59             2.07        21.6
1992              9.40           9.08             0.32         3.5

(1)Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants who closed or whose leases expired.

                         DeBARTOLO REALTY CORPORATION
                               Rent Information
                              As of June 30, 1996

Average Base Rent


             Mall & Freestanding        %          Community         %
As of      Stores at Regional Malls   Change     Shopping Cntrs    Change
- --------   ------------------------   ------     --------------    ------
6/30/96             $20.64              5.1%           $7.44         2.2%
6/30/95              19.59              -               7.28         -

12/31/95             19.78              2.0             7.34         1.2
12/31/94             19.39              4.6             7.25         N/A
12/31/93             18.49              5.1              N/A         N/A
12/31/92             17.54              6.5              N/A         N/A

Rental Rates


Base Rent
        Store Opnings Store Clsings          Amount of Change
Year      During Prd  During Prd           Dollar    Percentage

Regional Malls:

1996 (YTD)  $22.92      $19.28              $3.64       18.9%

1995         25.10       20.46               4.64       22.7
1994         23.01       18.69               4.32       23.1
1993         23.06       17.08               5.98       35.0
1992         21.03       15.86               5.17       32.6

Community Shopping Centers:
1996 (YTD)  $13.23      $13.56             $(0.33)      -2.4%

1995         10.94       10.45               0.49        4.7
1994          8.09        8.17              (0.08)      -1.0
1993          5.62        5.97              (0.35)      -5.9
1992          9.61        9.40               0.21        2.2

                             SIMON DeBARTOLO GROUP
                             (SPG & DRC COMBINED)
                    Pro Forma Total Tenant Sales Volume (1)
                              As of June 30, 1996


                                 (In millions)



                          SPG       DRC     Combined
Regional Malls (2)

1/1/96 to 6/30/96      $ 1,572   $ 1,229   $ 2,801

1/1/95 to 6/30/95        1,385     1,213     2,598

1995                     3,285     2,813     6,098

1994                     3,266     2,787     6,053

1993                     3,022     2,805     5,827



Community Shopping Centers (3)

1/1/96 to 6/30/96      $   542   $    58    $  600

1/1/95 to 6/30/95          584        56       640

1995                     1,272       147     1,419

1994                     1,284       135     1,419

1993                     1,200       119     1,319



(1)  Represents only those tenants who report sales.
(2) Based upon the new standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes only mall and freestanding stores.
(3)  Includes all owned GLA.

       23-24

                          SIMON DeBARTOLO GROUP
                           (SPG & DRC COMBINED)
                     Pro Forma Lease Expirations (1)
                            As of June 30, 1996

                                                     Avg. Base
                                                       Rent
                         Number of                  per Square
                          Leases                      Foot at
          Year           Expiring    Square Feet      6/30/96

   Regional Malls -
    Mall & Freestanding
    Stores

   1996 (7/1 - 12/31)            210       370,588       $21.70
   1997                        1,138     2,474,960        19.11
   1998                        1,122     2,115,621        21.88
   1999                        1,027     2,243,284        21.85
   2000                        1,022     2,346,792        22.24
   2001                          922     2,329,297        20.41
   2002                          633     1,888,266        20.90
   2003                          698     1,941,386        22.42
   2004                          659     2,155,919        20.90
   2005                          639     2,209,795        20.15
   2006                          723     2,311,220        21.87
   TOTALS                      8,793    22,387,128       $21.15

   Regional Malls -
    Anchor Tenants

   1996 (7/1 - 12/31)              2       127,230        $2.24
   1997                            8       946,056         1.56
   1998                           14     2,154,640         1.70
   1999                           13     1,667,816         1.74
   2000                           11     1,748,754         1.96
   2001                           14     1,756,072         2.20
   2002                            4       434,900         1.77
   2003                            6       528,521         4.19
   2004                           14     1,256,589         4.01
   2005                           14     1,683,678         2.47
   2006                           12     1,371,666         3.80
   TOTALS                        112    13,675,922        $2.41

   Community Centers -
    Mall Stores &
     Freestanding Stores

   1996 (7/1 - 12/31)             12        39,817        $7.03
   1997                          152       416,328        10.81
   1998                          164       465,586        10.66
   1999                          149       541,555        10.02
   2000                          135       572,613         9.34
   2001                           96       316,124        11.14
   2002                           36       205,950         8.85
   2003                           27       194,585         9.49
   2004                           22       131,818        10.97
   2005                           29       248,208         8.22
   2006                           15       134,034         9.13
   TOTALS                        837     3,266,618        $9.92

   Community Centers -
    Anchor Tenants

   1996 (7/1 - 12/31)              3        61,256        $6.64
   1997                           11       350,433         5.34
   1998                            2        91,695         5.10
   1999                            8       301,015         4.37
   2000                            5       217,813         4.43
   2001                           11       478,603         3.45
   2002                            4       172,760         6.64
   2003                            7       248,553         6.57
   2004                            7       168,853         6.03
   2005                           10       571,454         5.77
   2006                            9       568,260         5.72
   TOTALS                         77     3,230,695        $5.27


   (1) Does not consider the impact of options that may be contained in leases.

       25-26

SIMON PROPERTY GROUP
 Lease Expirations (1)
As of June 30, 1996

                        Number of        Square      Avg. Base Rent
        Year              Leases         Feet       per Square Foot
                         Expiring                      at 6/30/96

Regional Malls -
 Mall & Freestanding
  Stores

1996 (7/1 - 12/31)                83       188,394           $17.97
1997                             675     1,573,382            17.44
1998                             604     1,009,841            20.91
1999                             586     1,346,366            20.50
2000                             530     1,187,246            22.16
2001                             513     1,357,279            19.05
2002                             323     1,014,870            20.63
2003                             336       982,755            21.02
2004                             357     1,116,345            20.78
2005                             327     1,195,650            19.12
2006                             495     1,534,259            22.10
TOTALS                         4,829    12,506,387           $20.28

Regional Malls -
  Anchor Tenants

1996 (7/1 - 12/31)                 2       127,230            $2.24
1997                               6       592,036             1.59
1998                               6       871,029             1.68
1999                               8     1,082,410             1.72
2000                               6       723,869             2.56
2001                               8       924,778             2.08
2002                               2       222,540             1.78
2003                               3       255,227             3.54
2004                               9       715,572             4.54
2005                               6       675,033             2.31
2006                               7       755,481             4.01
TOTALS                            63     6,945,205            $2.50

Community Centers -
 Mall Stores &
 Freestanding Stores

1996 (7/1 - 12/31)                 8        31,095            $5.58
1997                             118       310,943            10.71
1998                             126       345,090            11.11
1999                             118       396,470            10.73
2000                             110       486,074             9.03
2001                              78       253,949            11.17
2002                              26       138,877             8.62
2003                              21       157,684             8.94
2004                              20       121,352            11.13
2005                              23       210,946             7.76
2006                              11       117,143             8.98
TOTALS                           659     2,569,623            $9.90

Community Centers -
  Anchor Tenants

1996 (7/1 - 12/31)                 3        61,256            $6.64
1997                              10       291,550             5.55
1998                               1        55,695             5.49
1999                               7       263,019             4.39
2000                               5       217,813             4.43
2001                              10       397,756             3.73
2002                               3       146,520             6.13
2003                               7       248,553             6.57
2004                               6       150,943             5.80
2005                               9       437,915             7.01
2006                               7       460,400             5.95
TOTALS                            68     2,731,420            $5.57


(1) Does not consider the impact of options that may be contained in leases.


       27-28

 DeBARTOLO REALTY CORPORATION
     Lease Expirations (1)
      As of June 30, 1996

                      Number of       Square      Avg. Base Rent
       Year            Leases          Feet      per Square Foot
                      Expiring                      at 6/30/96

Regional Malls -
 Mall & Freestanding
 Stores

1996 (7/1 - 12/31)            127        182,194          $25.55
1997                          463        901,578           22.03
1998                          518      1,105,780           22.77
1999                          441        896,918           23.88
2000                          492      1,159,546           22.32
2001                          409        972,018           22.32
2002                          310        873,396           21.21
2003                          362        958,631           23.86
2004                          302      1,039,574           21.03
2005                          312      1,014,145           21.36
2006                          228        776,961           21.43
TOTALS                      3,964      9,880,741          $22.29

Regional Malls -
  Anchor Tenants

1996 (7/1 - 12/31)              0              0           $0.00
1997                            2        354,020            1.50
1998                            8      1,283,611            1.71
1999                            5        585,406            1.77
2000                            5      1,024,885            1.53
2001                            6        831,294            2.33
2002                            2        212,360            1.75
2003                            3        273,294            4.80
2004                            5        541,017            3.30
2005                            8      1,008,645            2.57
2006                            5        616,185            3.55
TOTALS                         49      6,730,717           $2.31

Community Centers -
 Mall Stores &
 Freestanding Stores

1996 (7/1 - 12/31)              4          8,722          $12.18
1997                           34        105,385           11.12
1998                           38        120,496            9.38
1999                           31        145,085            8.07
2000                           25         86,539           11.07
2001                           18         62,175           11.02
2002                           10         67,073            9.32
2003                            6         36,901           11.82
2004                            2         10,466            9.17
2005                            6         37,262           10.82
2006                            4         16,891           10.19
TOTALS                        178        696,995           $9.98

Community Centers -
     Anchor Tenants

1996 (7/1 - 12/31)              0              0           $0.00
1997                            1         58,883            4.29
1998                            1         36,000            4.50
1999                            1         37,996            4.27
2000                            0              0            0.00
2001                            1         80,847            2.10
2002                            1         26,240            9.50
2003                            0              0            0.00
2004                            1         17,910            8.00
2005                            1        133,539            1.72
2006                            2        107,860            4.75
TOTALS                          9        499,275           $3.77


(1) Does not consider the impact of options that may be contained in leases.

                             SIMON DeBARTOLO GROUP
                              (SPG & DRC COMBINED)
                            Pro Forma Scheduled Debt
                          Amortization and Maturities
                              As of June 30, 1996
                                 (In thousands)

                                                         SPG & DRC's       SPG & DRC's
                                                         Combined Share  Combined Share
                  Scheduled     Scheduled                of Scheduled     of Scheduled
     Year       Amortization   Maturities     Total      Amortization      Maturities       Total

 Consolidated
  Properties

     1996              7,396        200,782    208,178            7,232          200,782     208,014
     1997             20,876        107,200    128,076           20,295          107,200     127,495
     1998             19,928        285,880    305,808           19,305          278,439     297,744
     1999             23,206        261,808    285,014           22,537          261,808     284,345
     2000             25,583        326,005    351,588           24,864          282,818     307,682
     2001             23,941        643,025    666,966           23,682          609,883     633,565
     2002             19,054        433,258    452,312           18,714          418,319     437,033
     2003             13,218        318,448    331,666           12,750          301,129     313,879
     2004              8,153        161,256    169,409            7,941          161,256     169,197
     2005              8,126         99,101    107,227            7,898           99,101     106,999
  Thereafter               0        278,810    278,810                0          258,950     258,950

                    $169,481     $3,115,573 $3,285,054         $165,218       $2,979,685  $3,144,903

Corporate Credit
 Facilities

     1996                  0              0          0                0                0           0
     1997                  0              0          0                0                0           0
     1998                  0        373,000    373,000                0          373,000     373,000

Total
 Consolidated Debt  $169,481     $3,488,573 $3,658,054         $165,218       $3,352,685  $3,517,903


Joint Ventures

     1996              1,798          6,509      8,307              706            3,040       3,746
     1997              2,491          9,200     11,691            1,059            3,067       4,126
     1998              2,206        175,000    177,206              902           70,830      71,732
     1999              2,401        142,330    144,731              981           49,272      50,253
     2000              2,149         98,650    100,799              859           44,964      45,823
     2001              4,468              0      4,468            1,674                0       1,674
     2002              4,714         46,198     50,912            1,753           23,100      24,853
     2003              2,745        166,649    169,394              996           69,653      70,649
     2004              2,747              0      2,747              957                0         957
     2005                  0        160,471    160,471                0           58,144      58,144
  Thereafter               0        135,193    135,193                0           38,846      38,846

Total Joint
 Venture Debt        $25,719       $940,200   $965,919           $9,887         $360,916    $370,803


NOTE:  1996 consolidated properties maturities includes $72,103 which has been extended for up to
       3 years and $63,079 which has received a commitment for an extension for up to 3 years.


                                    Simon Property Group
                        Scheduled Debt Amortization and Maturities
                                     As of June 30, 1996
                                       (In thousands)

                                                               SPG's        SPG's
                                                               Share        Share
                                                                 of          of
                    Scheduled     Scheduled                  Scheduled    Scheduled
      Year        Amortization   Maturities        Total     Amortiza-   Maturities     Total
                                                                tion

  Consolidated
   Properties

      1996                3,684       63,079         66,763       3,684      63,079      66,763
      1997               11,823      107,200        119,023      11,823     107,200     119,023
      1998               10,104      285,880        295,984      10,104     278,439     288,543
      1999               12,673      253,339        266,012      12,673     253,339     266,012
      2000               14,220      326,005        340,225      14,220     282,814     297,034
      2001               15,299            0         15,299      15,299           0      15,299
      2002               14,278       86,144        100,422      14,278      86,144     100,422
      2003                8,486      275,150        283,636       8,486     275,150     283,636
      2004                3,745      161,256        165,001       3,745     161,256     165,001
      2005                4,092            0          4,092       4,092           0       4,092
   Thereafter                 0      211,082        211,082           0     211,082     211,082

                        $98,404   $1,769,135     $1,867,539     $98,404  $1,718,503  $1,816,907

 Corporate
  Credit Facilities

      1996                    0            0              0           0           0           0
      1997                    0            0              0           0           0           0
      1998                    0      311,000        311,000           0     311,000     311,000

 Total
  Consolidated Debt     $98,404   $2,080,135     $2,178,539     $98,404  $2,029,503  $2,127,907

 Joint Ventures

      1996                  112        5,000          5,112          56       2,500       2,556
      1997                  241            0            241         120           0         120
      1998                  267            0            267         134           0         134
      1999                  295      142,330        142,625         148      49,272      49,420
      2000                  119       21,639         21,758          36      10,820      10,856
      2001                2,221            0          2,221         775           0         775
      2002                2,384            0          2,384         832           0         832
      2003                2,559            0          2,559         892           0         892
      2004                2,747            0          2,747         957           0         957
      2005                    0      160,471        160,471           0      58,144      58,144
   Thereafter                 0      117,193        117,193           0      29,846      29,846

 Total Joint
 Venture Debt           $10,945     $446,633       $457,578      $3,950    $150,582    $154,532


 NOTE:  1996 consolidated properties maturities includes $63,079 which has received a commitment for an extension for up to 3 years.

                  DeBARTOLO REALTY CORPORATION
             Scheduled Debt Amortization and Maturities
                      As of June 30, 1996
                        (In thousands)

                                                        DRC's Share    DRC's Share
                 Scheduled      Scheduled               of Scheduled   of Scheduled
     Year       Amortization   Maturities     Total     Amortization    Maturities      Total

 Consolidated
  Properties

     1996               3,712      137,703     141,415          3,548       137,703      141,251
     1997               9,053            0       9,053          8,472             0        8,472
     1998               9,824            0       9,824          9,201             0        9,201
     1999              10,533        8,469      19,002          9,864         8,469       18,333
     2000              11,363            0      11,363         10,644             0       10,644
     2001               8,642      643,025     651,667          8,383       609,883      618,266
     2002               4,776      347,114     351,890          4,436       332,175      336,611
     2003               4,732       43,298      48,030          4,264        25,979       30,243
     2004               4,408            0       4,408          4,196             0        4,196
     2005               4,034       99,101     103,135          3,806        99,101      102,907
  Thereafter                0       67,728      67,728              0        47,868       47,868

                      $71,077   $1,346,438  $1,417,515        $66,814    $1,261,178   $1,327,992

Corporate
 Credit
Facilities

     1996                   0            0           0              0             0            0
     1997                   0            0           0              0             0            0
     1998                   0       62,000      62,000              0        62,000       62,000

Total
 Consolidated
 Debt                 $71,077   $1,408,438  $1,479,515        $66,814    $1,323,178   $1,389,992


Joint Ventures

     1996               1,686        1,509       3,195            650           540        1,190
     1997               2,250        9,200      11,450            939         3,067        4,006
     1998               1,939      175,000     176,939            768        70,830       71,598
     1999               2,106            0       2,106            833             0          833
     2000               2,030       77,011      79,041            823        34,144       34,967
     2001               2,247            0       2,247            899             0          899
     2002               2,330       46,198      48,528            921        23,100       24,021
     2003                 186      166,649     166,835            104        69,653       69,757
     2004                   0            0           0              0             0            0
     2005                   0            0           0              0             0            0
  Thereafter                0       18,000      18,000              0         9,000        9,000

Total Joint           $14,774     $493,567    $508,341         $5,937      $210,334     $216,271
Venture Debt


NOTE:  1996 consolidated properties maturities includes $72,103 which has been extended for up to 3 years.

       32-37

                                 SIMON DeBARTOLO GROUP
                                 (SPG & DRC COMBINED)
                                 Pro Forma Summary of
                                 Mortgage Indebtedness
                                      By Maturity
                                 As of June 30, 1996
                                     (In thousands)

                                                         Principal    SPG & DRC's    Weighted Average
 SPG/          Property           Maturity   Interest     Balance   Combined Share     Interest Rate
DRC(4)            Name              Date       Rate       6/30/96   of Loan Balance       by Year


Consolidated
Properties:
    Fixed Rate Debt:

  D   Boynton Beach Mall (3)          09/96        8.00%     72,103            72,103
  D   Castleton Square             11/01/96        8.34%     65,600            65,600
           Subtotal 1996                                    137,703           137,703            8.16%

           Subtotal 1997                                          0                 0

  S   White Oaks Mall              03/01/98        7.70%     16,500             9,061
  S   Ross Park Mall               08/15/98        6.14%     60,000            60,000
           Subtotal 1998                                     76,500            69,061            6.48%

  D   Great Lakes Mall             03/01/99        7.07%      8,772             8,772
  S   West Ridge Mall              06/01/99        8.00%     50,306            50,306
  S   Ingram Park Mall             11/01/99        9.63%      7,000             7,000
  S   Ingram Park Mall             12/01/99        8.10%     49,423            49,423
  S   Barton Creek Square          12/30/99        8.10%     63,958            63,958
  S   La Plaza Mall                12/30/99        8.25%     50,815            50,815
           Subtotal 1999                                    230,274           230,274            8.12%

  S   Windsor Park Mall            06/01/00        8.00%      6,044             6,044
  S   Trolley Square               07/23/00        5.81%     19,000            17,100
  S   Bloomingdale Court           12/01/00        8.75%     29,009            29,009
  S   Forest Plaza                 12/01/00        8.75%     17,354            17,354
  S   Fox River Plaza              12/01/00        8.75%     12,654            12,654
  S   Lake View Plaza              12/01/00        8.75%     22,169            22,169
  S   Lincoln Crossing             12/01/00        8.75%        997               997
  S   Matteson Plaza               12/01/00        8.75%     11,159            11,159
  S   Regency Plaza                12/01/00        8.75%      1,878             1,878
  S   St. Charles Towne Pl         12/01/00        8.75%     30,887            30,887
  S   West Ridge Plaza             12/01/00        8.75%      4,612             4,612
  S   White Oaks Plaza             12/01/00        8.75%     12,345            12,345
           Subtotal 2000                                    168,108           166,208            8.39%

  D   Biltmore Square              01/01/01        7.15%     28,843            18,731
  D   Chesapeake Square            01/01/01        7.28%     59,219            43,674
  D   Port Charlotte               01/01/01        7.28%     46,778            37,422
  D   Great Lakes Mall             03/01/01        6.74%     54,483            54,483
  D   Securitized Debt Fin (1)        03/01        8.12%    366,805           366,805
           Subtotal 2001                                    556,128           521,115            7.77%

  D   Gulf View Square             01/01/02        9.92%     38,600            38,600
  D   Paddock Mall                 01/01/02        9.92%     30,700            30,700
  D   Columbia Shopping Ct         03/01/02        7.62%     43,605            43,605
  D   Lima Mall                    03/01/02        7.12%     19,527            19,527
  D   Northgate Shopping Ctr       03/01/02        7.62%     81,426            81,426
  D   Tacoma Mall                  03/02/02        7.62%     95,269            95,269
  S   Crossroads Mall              07/31/02        7.75%     41,440            41,440
  S   North Riverside Park         09/01/02        9.38%      4,155             4,155
  S   North Riverside Park         09/01/02       10.00%      3,698             3,698
  S   Hutchinson Mall              10/01/02        8.44%     11,523            11,523
  S   Markland Mall                12/15/02        6.75%     10,000            10,000
  S   Muncie Mall                  12/15/02        6.75%     24,000            24,000
           Subtotal 2002                                    403,943           403,943            7.99%

  S   Battlefield Mall             06/01/03        7.50%     51,271            51,271
  S   South Park Mall              06/15/03        7.25%     24,748            24,748
  S   Anderson Mall                12/15/03        6.74%     19,000            19,000
  S   Forest Mall                  12/15/03        6.74%     12,800            12,800
  S   Forest Village Park          12/15/03        6.16%     20,600            20,600
  S   Golden Ring Mall             12/15/03        6.74%     29,750            29,750
  S   Longview Mall                12/15/03        6.16%     22,100            22,100
  S   Midland Park Mall            12/15/03        6.31%     22,500            22,500
  S   Miller Hill Mall             12/15/03        6.74%     34,500            34,500
  S   North Towne Square           12/15/03        6.31%     23,500            23,500
  S   Towne West Square            12/15/03        6.16%     40,250            40,250
  D   Miami International          12/21/03        6.91%     47,500            28,500
           Subtotal 2003                                    348,519           329,519            6.72%

  S   Cielo Vista Mall             07/01/04        8.13%      2,413             2,413
  S   College Mall                 07/01/04        7.00%     43,727            43,727
  S   Greenwood Park Mall          07/01/04        7.00%     36,623            36,623
  S   Tippecanoe Mall              07/01/04        8.45%     47,913            47,913
  S   Towne East Square            07/01/04        7.00%     57,813            57,813
           Subtotal 2004                                    188,489           188,489            7.38%

  D   Melbourne Square             02/01/05        7.42%     40,344            40,344
  D   Treasure Coast Sq            12/01/05        7.42%     54,906            54,906
           Subtotal 2005                                     95,250            95,250            7.42%

           Subtotal 2006                                          0                 0

  S   Cielo Vista Mall             05/01/07        9.25%     56,585            56,585
  S   Irving Mall                  05/01/07        9.25%     43,573            43,573
  S   McCain Mall                  05/01/07        9.25%     26,424            26,424
  S   Valle Vista Mall             05/01/07        9.25%     34,996            34,996
  D   University Park Mall         09/01/07        7.43%     51,399            30,839
           Subtotal 2007                                    212,977           192,417            8.81%

              Subtotal 2008-2011                                 0                 0

  D   Randall Park                 01/01/12        9.25%     34,837            34,837
  S   Windsor Park Mall            05/01/12        8.00%      9,005             9,005
           Subtotal 2012                                     43,842            43,842            8.99%

  S   O'Hare International         12/31/13        7.50%     27,500            27,500
           Subtotal 2013                                     27,500            27,500            7.50%

           Subtotal 2014                                          0                 0

  D   Terrace @ Florida Mall       05/15/15        8.44%      4,687             4,687
  D   Chesapeake Center            05/15/15        8.44%      6,563             6,563
  D   Grove @ Lakeland Sq          05/15/15        8.44%      3,750             3,750
           Subtotal 2015                                     15,000            15,000            8.44%

              Subtotal 2016-2025                                 0                 0

  S   Sunland Park Mall            01/01/26        8.63%     40,325            40,325
           Subtotal 2026                                     40,325            40,325            8.63%

        Total Consolidated Fixed                          2,544,558         2,460,646            7.80%
                       Rate Debt


     Variable Rate Debt:

  S   Lincolnwood Town Ctr         12/27/96        6.06%     63,079            63,079
           Subtotal 1996                                     63,079            63,079            6.06%

  S   Eastland Mall                11/01/97        6.65%     30,000            30,000
  S   St. Charles Towne Ctr        12/31/97        6.37%     77,200            77,200
           Subtotal 1997                                    107,200           107,200            6.45%

  S   East Towne Mall              09/29/98        6.56%     55,000            55,000
  S   Eastgate Consumer            12/31/98        6.50%     25,429            25,429
  S   Riverway                     12/31/98        6.38%     85,571            85,571
  S   Riverway                     12/31/98        6.38%     45,879            45,879
           Subtotal 1998                                    211,879           211,879            6.44%

  S   Cottonwood Mall (2)          02/01/99        7.48%     38,398            38,398
           Subtotal 1999                                     38,398            38,398            7.48%

  S   Jefferson Valley Mall        01/12/00        6.05%     50,000            50,000
  S   The Forum Shops              02/23/00        6.47%    100,000            59,525
  S   Trolley Square               07/23/00        6.94%      4,641             4,177
  S   Trolley Square               07/23/00        6.94%      3,500             3,150
           Subtotal 2000                                    158,141           116,852            6.36%

  D   Crystal River                01/01/01        5.75%     16,000            16,000
  D   Securitized Debt Fin            03/01        5.31%     87,200            87,200
           Subtotal 2001                                    103,200           103,200            5.38%

  D   Mall of the Mainland            03/02        5.75%     40,706            26,459
  D   Highland Lakes Plaza         03/01/02        5.75%     14,377            14,377
  D   Mainland Crossing            03/02/02        5.75%      2,226             1,781
  D   Mainland Peripheral          03/02/02        5.75%      1,290             1,032
           Subtotal 2002                                     58,599            43,649            5.75%

              Total Consolidated                            740,496           684,257            6.24%
              Variable Rate Debt

              Total Consolidated                          3,285,054         3,144,903            7.45%
                      Properties


Joint Venture
Properties:
    Fixed Rate Debt:

  S   The Source                   12/21/96          N/A      5,000             2,500
           Subtotal 1996                                      5,000             2,500

  D   Aventura Mall                05/01/97        7.00%      2,500               833
  D   Century III Mall             12/01/97        7.00%        806               403
           Subtotal 1997                                      3,306             1,236            7.00%

              Subtotal 1998-1999                                  0                 0

  D   Northfield Square            04/01/00        9.52%     24,710             7,808
  S   North East Mall              09/01/00       10.00%     22,554            11,277
  D   Coral Square                 12/01/00        7.40%     53,300            26,650
           Subtotal 2000                                    100,564            45,735            8.50%

           Subtotal 2001                                          0                 0

  D   Palm Beach Mall              12/01/02        8.21%     52,564            26,282
           Subtotal 2002                                     52,564            26,282            8.21%

  D   The Avenues                  03/01/03        8.36%     59,352            14,838
  D   Century III Mall                06/03        6.78%     60,000            30,000
  D   Lakeland Square              12/15/03        7.26%     53,300            26,650
           Subtotal 2003                                    172,652            71,488            7.47%

           Subtotal 2004                                          0                 0

  S   Cobblestone Court            11/30/05        7.22%      6,180             2,163
  S   Crystal Court                11/30/05        7.22%      3,570             1,249
  S   Fairfax Court                11/30/05        7.22%     10,320             2,709
  S   Gaitway Plaza                11/30/05        7.22%      7,350             1,715
  S   Ridgewood Court              11/30/05        7.22%      7,980             2,793
  S   Royal Eagle Plaza            11/30/05        7.22%      7,920             2,772
  S   The Plaza at Buckland        11/30/05        7.22%     17,680             4,641
  S   The Yards Plaza              11/30/05        7.22%      8,270             2,895
  S   Village Park Plaza           11/30/05        7.22%      8,960             3,136
  S   West Town Corners            11/30/05        7.22%     10,330             2,411
  S   Westland Park Plaza          11/30/05        7.22%      4,950             1,155
  S   Willow Knolls Court          11/30/05        7.22%      6,490             2,272
  S   Seminole Towne Center        12/27/05        6.88%     70,500            31,724
           Subtotal 2005                                    170,500            61,635            7.08%

  D   Great Northeast Plaza        03/30/06        9.04%     18,000             9,000
  S   Smith Haven Mall             06/17/06        7.86%    115,000            28,750
           Subtotal 2006                                    133,000            37,750            8.02%

              Subtotal 2007-2016                                 0                 0

       Total Joint Venture Fixed                            637,586           246,626            7.64%
                       Rate Debt


    Variable Rate Debt:

  D   Aventura Mall                   10/96        8.25%      1,284               428
  D   Indian River Mall               11/96        8.25%        225               113
           Subtotal 1996                                      1,509               541            8.25%

  D   Aventura Mall                01/01/97        9.50%      7,300             2,433
           Subtotal 1997                                      7,300             2,433            9.50%

  D   Aventura Mall                08/01/98        6.34%     97,500            32,500
  D   Aventura Mall                08/01/98        6.34%      2,500               833
  D   Florida Mall                 12/01/98        5.68%     75,000            37,500
           Subtotal 1998                                    175,000            70,833            6.06%

  S   Stratosphere (3)             03/13/99        7.50%     12,542             6,271
  S   Ontario Mills (3)            05/07/99        8.25%     13,934             3,484
  S   Lakeline Mall                05/16/99        5.88%     65,897            32,949
  S   Circle Centre (3)            08/29/99        7.22%     52,151             7,666
           Subtotal 1999                                    144,524            50,370            6.73%


             Total Joint Venture                            328,333           124,177            6.44%
              Variable Rate Debt


             Total Joint Venture                            965,919           370,803            7.23%
                      Properties


      Total Mortgage Debt                                 4,250,973         3,515,706            7.40%

Corporate Credit Facilities:

  S   SPG, LP                      08/07/98        6.77%    311,000           311,000
  D   DeBartolo Realty LP          12/01/98        7.19%     62,000            62,000
           Subtotal 1998                                    373,000           373,000            6.84%


                Corporate Credit                            373,000           373,000            6.84%
                      Facilities


    (1)  Secured by 17 DeBartolo centers.
    (2)  Option exists to extend maturity one year.
    (3)  Two one-year options exist to extend maturity.
    (4)  The SPG/DRC column denotes a Simon center (S) or DeBartolo center (D).



                                                  Summary

                                        Principal   SPG and DRC's
                                         Balance   Combined Share   Weighted Average
                                         6/30/96   of Loan Balance    Interest Rate


Consolidated Fixed Rate Debt            2,544,558       2,460,646         7.80%


Consolidated Variable Rate Debt           740,496         684,257         6.24%

Corporate Credit Facilities               373,000         373,000         6.84%
                                        1,113,496       1,057,257         6.44%

Mortgage and Other Notes Payable        3,658,054       3,517,903         7.39%

Joint Venture Fixed Rate Debt             637,586         246,626         7.64%

Joint Venture Variable Rate Debt          328,333         124,177         6.44%

Mortgage and Other Notes Payable
Partnerships and Joint Ventures           965,919         370,803         7.23%


       38-39


SIMON DeBARTOLO GROUP
(SPG & DRC COMBINED)
Pro Forma Summary of Variable Rate
Debt and Interest Rate Protection Agreements
As of June 30, 1996
(In thousands)

                                                                       SPG &                                  Terms of
                                                             SPG &     DRC's                                  Interest
SPG/                                            Principal    DRC's    Share of Interest     Terms of            Rate
DRC            Property           Maturity       Balance   Combined     Loan     Rate       Variable         Protection
(1)              Name               Date         6/30/96   Ownership  Balance   6/30/96       Rate           Agreement


Consolidated Properties

      Variable Rate Debt:

S     Lincolnwood Town Ctr        12/27/96         63,079     100.0%    63,079     6.06% LIBOR + 1.25%   LIBOR swapped at
                                                                                                         4.81% through
                                                                                                         maturity

S     Eastland Mall               11/01/97         30,000     100.0%    30,000     6.65% LIBOR + 1.50%   LIBOR swapped at
                                                                                                         5.15% through
                                                                                                         maturity; lender
                                                                                                         has right to
                                                                                                         cancel swap
                                                                                                         effective 1/1/97
S     St. Charles Towne Ctr       12/31/97         77,200     100.0%    77,200     6.37% LIBOR + 1.25%   $62,238 of loan
                                                                                                         balance is LIBOR
                                                                                                         swapped at 5.12%
                                                                                                         through maturity;
                                                                                                         lender has right
                                                                                                         to cancel swap
                                                                                                         effective 1/3/97

S     East Towne Mall             09/29/98         55,000     100.0%    55,000     6.56% LIBOR + 1.125%
S     Eastgate Consumer
                                  12/31/98         25,429     100.0%    25,429     6.50% LIBOR + 1.50%   LIBOR capped at
                                                                                                         5.0% through
                                                                                                         maturity
S     Riverway                    12/31/98         85,571     100.0%    85,571     6.38% LIBOR + 1.375%  LIBOR capped at
                                                                                                         5.0% through
                                                                                                         maturity
S     Riverway                    12/31/98         45,879     100.0%    45,879     6.38% LIBOR + 1.375%  LIBOR capped at
                                                                                                         5.0% through
                                                                                                         maturity

S     Cottonwood Mall             02/01/99 (2)     38,398     100.0%    38,398     7.48% LIBOR + 2.00%   (3)

S     Jefferson Valley Mall       01/12/00         50,000     100.0%    50,000     6.05% LIBOR + .55%    LIBOR capped at
                                                                                                         8.7% through
                                                                                                         maturity
S     The Forum Shops             02/23/00        100,000      59.5%    59,525     6.47% LIBOR + 1.0%    See Footnote #4
S     Trolley Square              07/23/00          4,641      90.0%     4,177     6.94% LIBOR + 1.50%
S     Trolley Square              07/23/00          3,500      90.0%     3,150     6.94% LIBOR + 1.50%

D     Crystal River               01/01/01         16,000     100.0%    16,000     5.75% LIBOR + 1.0%    (5) See Footnote 6
D     Securitized Debt Fin
                                     03/01         87,200     100.0%    87,200     5.31% LIBOR + .56%        See Footnote 6
D     Mall of the Mainland
                                     03/02         40,706      65.0%    26,459     5.75% LIBOR + 1.0%    (5) See Footnote 6
D     Highland Lakes Plaza
                                  03/01/02         14,377     100.0%    14,377     5.75% LIBOR + 1.0%    (5) See Footnote 6
D     Mainland Crossing
                                  03/02/02          2,226      80.0%     1,781     5.75% LIBOR + 1.0%    (5) See Footnote 6
D     Mainland Peripheral
                                  03/02/02          1,290      80.0%     1,032     5.75% LIBOR + 1.0%    (5) See Footnote 6


  Total Consolidated Properties                   740,496              684,257


  Corporate Credit Facilities:
S     SPG, L.P.                   08/07/98        311,000              311,000     6.77% LIBOR + 1.325%  On March 13, 1995,
                                                                                                         the Operating
                                                                                                         Partnership
                                                                                                         entered into a two-
                                                                                                         year cap agreement
                                                                                                         in the amount of
                                                                                                         $100 million.  The
                                                                                                         Operating
                                                                                                         Partnership may
                                                                                                         elect to use this
                                                                                                         cap on any wholly
                                                                                                         owned variable-
                                                                                                         interest-rate
                                                                                                         debt.  The LIBOR
                                                                                                         cap may fluctuate
                                                                                                         through March 13,
                                                                                                         1997.  LIBOR is
                                                                                                         initially capped
                                                                                                         at 7.5% through
                                                                                                         maturity, however,
                                                                                                         if LIBOR should
                                                                                                         equal or exceed
                                                                                                         8.75% between
                                                                                                         monthly reset
                                                                                                         dates, then LIBOR
                                                                                                         would be capped at
                                                                                                         8.5% for that
                                                                                                         period only.
D    DeBartolo Realty LP            12/01/98       62,000               62,000     7.19% LIBOR + 1.75%

  Total Corporate Credit
  Facilities                                      373,000              373,000

Joint Venture Properties:

    Variable Rate Debt:

D     Aventura Mall                  10/96          1,284      33.3%       428     8.25% Prime           (3)
D     Indian River Mall
                                     11/96            225      50.0%       113     8.25% Prime
D     Aventura Mall                  01/97          7,300      33.3%     2,433     9.50% Prime + 1.25%
D     Aventura Mall               08/01/98         97,500      33.3%    32,500     6.34% Bank of Tokyo   See Footnote 6
                                                                                         CD rate + .90%
D     Aventura Mall               08/01/98          2,500      33.3%       833     6.34% Bank of Tokyo   See Footnote 6
                                                                                         CD rate + .90%
D     Florida Mall                12/01/98         75,000      50.0%    37,500     5.68% Commercial      See Footnote 6
                                                                                         paper + .75%

S     Stratosphere                 3/13/99 (7)     12,542      50.0%     6,271     7.50% LIBOR + 2.00%   (3)
S     Ontario Mills                 5/7/99 (7)     13,934      25.0%     3,484     8.25% LIBOR + 2.75%   (3)
S     Lakeline Mall                5/16/99         65,897      50.0%    32,949     5.88% LIBOR + .375%
S     Circle Centre                8/29/99 (7)     52,151      14.7%     7,666     7.22% LIBOR + 1.75%

      Total Joint Venture
      Properties                                  328,333              124,177

      Total Variable Mortgage
      and Other Indebtedness                    1,441,829            1,181,434


Footnotes:
(1) The SPG/DRC column denotes a Simon center (S) or DeBartolo (D).
(2) Option exists to extend maturity one year.
(3) Rate can be reduced based upon project performance.
(4) Cap agreement was made on $89,000 of total loan balance; LIBOR capped @ 7% through
    12/23/96; however if LIBOR should increase more than 0.6% between monthly reset dates, the cap will be increased by 0.25%, but shall not exceed 8.25%.
(5) Interest rate is 1% over LIBOR through April 1, 1997, 1.5% over LIBOR for the next three years and 2% over LIBOR for the remaining two years.
(6) There exists a swap with the following terms:  LIBOR fixed at 4.75% on approximately
    $218 million of debt through April 1997; LIBOR fixed at 5.71% on $87.2 million of debt from May 1997 through April 2001.  These swaps have a maximum protection on LIBOR of
    8.44%.  To obtain the swap, the Company "assigned" existing interest rate caps (all expiring in April 1997) to an unrelated third party.  An interest rate cap was also purchased which limits LIBOR to 8.44% on $87.2 million of debt from May 1996 through
    March 2001 in order to provide protection in the event LIBOR exceeds 8.44%.
(7) Two one-year options exist to extend maturity.
(8) The following table details SPG & DRC's combined variable rate debt as follows:

                                          Total      SDG Share
     Swapped debt                       372,999        372,999
     Capped debt "in the money"         156,879        156,879
     Other hedged variable rate debt    239,000        202,955
     Unhedged variable rate debt        672,951        448,601
                                        -------        -------
                                      1,441,829      1,181,434

       40-41

                                      SIMON DeBARTOLO GROUP
                                       (SPG & DRC COMBINED)
                                    New Development Activities
                                        As of June 30, 1996


                               SPG &     Non-Anchor
                               DRC's    Sq. Footage                                                 Projected
                             Combined     Leased/      Anchors/                     Actual/        Developmnt
                     GLA     Ownership   Committed       Major                     Projected          Cost
  Mall/Location   (sq. ft.)  Percentage      (1)         Tenants                    Opening       (in millions)



Recently Opened

Cottonwood Mall   1,035,000     100.0%      87%        Dillard's                     7/31/96              $75
Albuquerque, NM                                        Foley's
(Opened 7/31/96)                                       JCPenney
                                                       Mervyn's
                                                       Montgomery Ward
                                                       United Artist Entertainment
                                                        Complex


Under
Construction

Tower Shops at       89,000      50.0%      87%        Rainforest Cafe                 11/96              $25
 Stratosphere (Phase I)
Las Vegas, NV


Ontario Mills     1,400,000      25.0%      81%        AMC Theatres                    11/96             $168
Ontario, CA                                            Marshalls
(Los Angeles)                                          Totally 4 Kids
                                                       Sports Authority
                                                       TJMaxx
                                                       Burlington
                                                       Bed Bath & Beyond
                                                       Mikasa
                                                       Off 5th-Saks Fifth
                                                       Avenue Outlet
                                                       JCPenney Outlet
                                                       American Wilderness
                                                        Experience
                                                       Dave & Buster's
                                                       Bernini - Off Rodeo
                                                       Group USA
                                                       IWERKS
                                                       Virgin Records


Indian River Mall   754,000      50.0%      84%        Burdine's                    11/14/96              $57
Vero Beach, FL                                         Dillard's
                                                       JCPenney
                                                       Sears
                                                       AMC Theatres

Indian River        265,000      50.0%      97%        HomePlace                      2/1/97               $8
Commons                                                Lowe's
Vero Beach, FL                                         Office Max
                                                       Service Merchandise

The Source          730,000      50.0%      (2)        Fortunoff                        8/97             $151
Long Island, NY                                        Nordstrom Rack
                                                       Off 5th-Saks Fifth
                                                       Avenue Outlet
                                                       Cheesecake Factory
                                                       Rainforest Cafe
                                                       Just for Feet
                                                       Bertolini's


Arizona Mills     1,225,000      25.0%     (2)         Oshmans Supersport              11/97             $182
Tempe, Arizona                                         Off 5th-Saks Fifth
                                                        Avenue Outlet
  (Groundbreaking                                      Burlington Coat
          8/1/96)                                       Factory
                                                       Ross Dress for Less


Grapevine Mills   1,450,000      37.5%      (2)        Books-A-Million                 11/97             $186
Grapevine, Texas                                       Burlington Coat
                                                        Factory
(Dallas/Ft. Worth)                                     Off 5th-Saks Fifth
                                                        Avenue Outlet
  (Groundbreaking                                      Group USA
         7/10/96)                                      Rainforest Cafe



Under Development

Lakeline Plaza      395,000     100.0%      (2)        Office Max                      11/97              $30
Austin, TX                                             Best Buys
                                                       Toys "R" Us
                                                       Linens `N Things
                                                       TJMaxx

Shops at Sunset     500,000      75.0%      (2)        AMC 24 Theatre                   4/98             $130
Place
South Miami, FL
    (Construction
  start projected
            9/96)

Muncie Plaza        200,000     100.0%      (2)        Kohl's                    Spring 1998              $18
Muncie, IN                                             United Artists Theatres


  (1)  As of July 31, 1996.
  (2)  Leasing still in preliminary stage since project will not open until after 1996.

                             SIMON DeBARTOLO GROUP
                             (SPG & DRC Combined)
                        Renovation/Expansion Activities
                          Projects Under Construction
                              As of June 30, 1996

                               Projected
                   Anticipated    Cost
Name/Location       Completion (in mils)       Scope of Construction

University Park Mall  10/96      $15       L.S. Ayres 33,000 sf expansion,
South Bend, IN                             33,000 sf Mall GLA addition and
(Renovation & Expansion)                   renovation, 8,000 sf food court
                                           addition.

Summit Mall           11/96      $17       Dillard's 107,000 sf expansion, Mall
Akron, OH                                  renovation and 8,000 sf food court
(Renovation & Expansion)                   addition

College Mall          11/96       $4       Renovation of common area including
Bloomington, IN                            new floor treatment, skylights and
(Renovation & Expansion)                   entrances, as well as upgrading of
                                           parking lot lighting and signage.

Greenwood Plus        11/96       $4       21,000 square foot expansion of
Greenwood, IN                              Kohl's and 9,000 square foot
(Expansion)                                expansion of Best Buy.

Lafayette Square      11/96      $14       Mall renovation, 11,000 sf L.S. Ayres
Indianapolis, IN                           expansion 53,000 sf Waccamaw and
(Expansion)                                6,000 sf food court additions.

Florida Mall          11/96      $27       Addition of 100,000 sf Saks Fifth
Orlando, FL                                Avenue
(Expansion)

Chautauqua Mall        3/97      $16       J.C. Penney 55,000 sf addition, Mall
Jamestown, NY                              renovation, addition of 4,000 sf
(Renovation/Expansion)                     food court

Tippecanoe Plaza      5/97        $4      Relocation/expansion of Service
Lafayette, IN                             Merchandise. Reconfiguration of old
(Renovation)                              Service Merchandise for new Barnes &
Noble.

The Forum Shops       9/97       $90      Addition of 250,000 square feet, 92%
   at Caesars                             leased and committed. Tenants include:
Las Vegas, NV                             Virgin Records,FAO Schwarz, Cheesecake
(Expansion)                               Factory and NikeTown.

Muncie Mall           9/97       $21      Renovation of common area including
Muncie, IN                                new floor treatment and skylights.
(Renovation & Expansion)                  Addition of 120,000 square  foot L.S.
                                          Ayres store with a projected
                                          opening of 11/96.Additional 41,000
                                          square feet of small shops leading to
                                          new Ayres projected to open spring
                                          1997.  Existing Ayres store to be
                                          converted into food court, restaurants
                                          and retail with a scheduled opening of
                                          9/97.

Aventura Mall         12/97      $91      Addition of 252,000 sf Bloomingdale's,
Miami, FL                                 255,000 sf of small shops, 27 screen
(Expansion)                               AMC Theatre, new parking deck, Sears
                                          22,000 sf expansion, Lord and Taylor
                                          40,000 sf expansion and J.C. Penney
                                          60,000 sf expansion

                             SIMON DeBARTOLO GROUP
                             (SPG & DRC COMBINED)
                        Pro Forma Capital Expenditures
                              As of June 30, 1996
                                 (In millions)

Consolidated Properties:              SPG             DRC               Combined

Acquisitions                         $43.9            $5.4               $49.3

New Developments                      32.1             6.0 (1)            38.1

Renovations and Expansions            23.4 (2)        25.1 (3)            48.5

Tenant Allowances-Retail              11.2             3.7                14.9

Tenant Allowances-Office               4.3 (4)         -                   4.3

Recovered from Tenants                 1.0             -                   1.0

Other                                  1.5 (5)         3.5 (6)             5.0

Totals                              $117.4           $43.7              $161.1

                                    SPG                        DRC                   Combined
                            ---------------------       ------------------      -------------------
                             SPG's                      DRC's                  SPG/DRC's
Joint Venture Properties:    Total          Share       Total        Share      Total        Share
                            ------          -----       -----        -----      ------       ------

New Developments            $126.7          $46.2       $10.9         $5.5      $137.6        $51.7

Renovations and Expansions     0.3            -          19.0 (7)      9.1        19.3          9.1

Tenant Allowances-Retail       0.7            0.3         0.3          0.1         1.0          0.4

Recovered from Tenants         0.2            -           -            -           0.2          -

Other                          0.6            0.1         0.1          0.1         0.7          0.2
                            ------          -----       -----        -----       ------       ------
Totals                      $128.5          $46.6       $30.3        $14.8      $158.8        $61.4

(1)Costs incurred on Indian River Mall and Commons.
(2)Costs incurred primarily at The Forum Shops at Caesars, Tippecanoe Plaza,
   Muncie Mall and Greenwood Plus.
(3)Costs incurred primarily at Chautauqua Mall, Lafayette Square, Summit Mall and University Park Mall.
(4)Includes $3.3 million in tenant improvements to be paid over a 7-year period: $500,000/year from 1996 to 2000 and $400,000 to be paid in 2001 and 2002.
(5)Primarily represents expenditures not recovered from tenants.
(6)Primarily represents capital expenditures relating to MIS enhancements and expenditures not recovered from tenants.
(7)Costs incurred primarily at Aventura Mall and Florida Mall.


                             SIMON DeBARTOLO GROUP
                             (SPG & DRC COMBINED)
                  Pro Forma Gains on Sales of Peripheral Land
                              As of June 30, 1996


                                 (In millions)


                                           Six Months Ended
                                               June 30,
                                            1996        1995

Simon Property Group

Consolidated Properties                    $1.0        $1.2

SPG's Share of Joint Venture Properties     1.6         0.8


Totals                                     $2.6        $2.0



DeBartolo Realty Corporation

Consolidated Properties                    $0.7        $-

DRC's Share of Joint Venture Properties     0.8         -


Totals                                     $1.5        $0



SPG & DRC Combined

Consolidated Properties                    $1.7        $1.2

SPG & DRC's Share of Joint Venture Props    2.4         0.8


Totals                                     $4.1        $2.0




